Income Taxes (Notes)	12 Months Ended
Sep. 30, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES

The more significant components of the Company’s income tax provision from continuing operations are as follows (in millions):

	Year Ended September 30,
	2016	2015	2014
Tax expense at federal statutory rate	$371	$326	$363
State income taxes, net of federal benefit	(6)	(6)	(5)
Foreign income tax expense at different rates and foreign losses without tax benefits	(122)	(175)	(55)
U.S. tax on foreign income	(194)	39	(233)
Reserve and valuation allowance adjustments	—	(99)	34
U.S. credits and incentives	(14)	(7)	(5)
Impact of transactions	163	—	—
Restructuring and impairment costs	28	—	30
Other	(29)	(7)	(36)
Income tax provision	$197	$71	$93

The U.S. federal statutory tax rate is being used as a comparison since the Company was a U.S. domiciled company in fiscal 2014, 2015 and 11 months of 2016. The effective rate is below the U.S. statutory rate for fiscal 2016 primarily due to the benefits of continuing global tax planning initiatives and foreign tax rate differentials, partially offset by the jurisdictional mix of restructuring and impairment costs, and the tax impacts of the merger and integration related costs. The effective rate is below the U.S. statutory rate for fiscal 2015 primarily due to the benefits of continuing global tax planning initiatives, income in certain non-U.S. jurisdictions with a tax rate lower than the U.S. statutory tax rate and adjustments due to tax audit resolutions. The effective rate is below the U.S. statutory rate for fiscal 2014 primarily due to the benefits of continuing global tax planning initiatives and income in certain non-U.S. jurisdictions with a tax rate lower than the U.S. statutory tax rate partially offset by significant restructuring and impairment costs, and valuation allowance adjustments.

Valuation Allowances

The Company reviews the realizability of its deferred tax asset valuation allowances on a quarterly basis, or whenever events or changes in circumstances indicate that a review is required. In determining the requirement for a valuation allowance, the historical and projected financial results of the legal entity or consolidated group recording the net deferred tax asset are considered, along with any other positive or negative evidence. Since future financial results may differ from previous estimates, periodic adjustments to the Company’s valuation allowances may be necessary.

As a result of the Tyco Merger in the fourth quarter of fiscal 2016, the Company recorded as part of the acquired liabilities of Tyco $2.4 billion of valuation allowances. Also in the fourth quarter of fiscal 2016, the Company performed an analysis related to the realizability of its worldwide deferred tax assets. As a result, and after considering tax planning initiatives and other positive and negative evidence, the Company determined that no other material changes were needed to its valuation allowances. Therefore, there was no impact to income tax expense due to valuation allowance changes in the three month period or year ended September 30, 2016.

In the fourth quarter of fiscal 2015, the Company performed an analysis related to the realizability of its worldwide deferred tax assets. As a result, and after considering tax planning initiatives and other positive and negative evidence, the Company determined that it was more likely than not that certain deferred tax assets primarily within Spain, Germany, and the United Kingdom would not be realized, and it is more likely than not that certain deferred tax assets of Poland and Germany will be realized. The impact of the net valuation allowance provision offset the benefit of valuation allowance releases and, as such, there was no net impact to income tax expense in the three month period ended September 30, 2015.

In the fourth quarter of fiscal 2014, the Company performed an analysis related to the realizability of its worldwide deferred tax assets. As a result, and after considering tax planning initiatives and other positive and negative evidence, the Company determined that it was more likely than not that deferred tax assets within Italy would not be realized. Therefore, the Company recorded $34 million of net valuation allowances as income tax expense in the three month period ended September 30, 2014.

In the first quarter of fiscal 2014, the Company determined that it was more likely than not that the deferred tax asset associated with a capital loss in Mexico would not be utilized. Therefore, the Company recorded a $21 million valuation allowance as income tax expense.

Uncertain Tax Positions

The Company is subject to income taxes in the U.S. and numerous foreign jurisdictions. Judgment is required in determining its worldwide provision for income taxes and recording the related assets and liabilities. In the ordinary course of the Company’s business, there are many transactions and calculations where the ultimate tax determination is uncertain. The Company is regularly under audit by tax authorities.

At September 30, 2016, the Company had gross tax effected unrecognized tax benefits for continuing operations of $1,706 million of which $1,604 million, if recognized, would impact the effective tax rate. Total net accrued interest at September 30, 2016 was approximately $55 million (net of tax benefit).

At September 30, 2015, the Company had gross tax effected unrecognized tax benefits for continuing operations of $1,052 million of which $997 million, if recognized, would impact the effective tax rate. Total net accrued interest at September 30, 2015 was approximately $33 million (net of tax benefit).

At September 30, 2014, the Company had gross tax effected unrecognized tax benefits for continuing operations of $1,493 million of which $1,343 million, if recognized, would impact the effective tax rate. Total net accrued interest at September 30, 2014 was approximately $96 million (net of tax benefit).

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	Year Ended September 30,
	2016	2015	2014
Beginning balance, October 1	$1,052	$1,493	$1,187
Additions for tax positions related to the current year	442	329	315
Additions for tax positions of prior years	15	23	31
Reductions for tax positions of prior years	(66)	(111)	(26)
Settlements with taxing authorities	(104)	(541)	(9)
Statute closings	(30)	(18)	(5)
Audit resolutions	—	(123)	—
Acquisition of business	397	—	—
Ending balance, September 30	$1,706	$1,052	$1,493

During fiscal 2015, the Company settled a significant number of tax examinations in Germany, Mexico and the U.S., impacting fiscal years 1998 to fiscal 2012. The settlement of unrecognized tax benefits included cash payments for approximately $440 million and the loss of various tax attributes. The reduction for tax positions of prior years is substantially related to foreign exchange rates. In the fourth quarter of fiscal 2015, income tax audit resolutions resulted in a net $99 million benefit to income tax expense.

In the U.S., fiscal years 2010 through 2014 are currently under exam by the Internal Revenue Service ("IRS") and 2008 through 2009 are currently under IRS appeals. Additionally, the Company is currently under exam in the following major foreign jurisdictions for continuing operations:

Tax Jurisdiction	Tax Years Covered

Belgium	2011 - 2014
Brazil	2011 - 2012
Canada	2012 - 2015
France	2010 - 2015
Germany	2007 - 2013
Italy	2006, 2011
Korea	2012 - 2015
Mexico	2009 - 2015
Spain	2008 - 2014
United Kingdom	2011 - 2014

It is reasonably possible that certain tax examinations, tax appeals and /or tax litigation will conclude within the next twelve months, of which could be up to a $50 million impact to tax expense.

Other Tax Matters

During fiscal 2016, 2015 and 2014, the Company incurred significant charges for restructuring and impairment costs. Refer to Note 16, "Significant Restructuring and Impairment Costs," of the notes to consolidated financial statements for additional information. A substantial portion of these charges cannot be benefited for tax purposes due to the Company's current tax position in these jurisdictions and the underlying tax basis in the impaired assets, resulting in $28 million and $30 million incremental tax expense in fiscal 2016 and 2014, respectively.

During the fourth quarter of fiscal 2016, the Company completed its merger with Tyco. As a result of that transaction, the Company incurred incremental tax expense of $137 million. In preparation for the spin-off of the Automotive Experience business in the first quarter of fiscal 2017, the Company incurred incremental tax expense for continuing operations of $26 million in fiscal 2016.

As a result of the Tyco Merger in the fourth quarter of fiscal 2016, the Company recorded as part of the acquired liabilities of Tyco $290 million of post sale contingent tax indemnification liabilities within other noncurrent liabilities in the consolidated statements of financial position. The liabilities are recorded at fair value and relate to certain tax related matters borne by the buyer of previously divested subsidiaries of Tyco which Tyco has indemnified certain parties and the amounts are probable of being paid. Of the $290 million recorded as of September 30, 2016, $255 million is related to prior divested businesses and the remainder relates to Tyco’s tax sharing agreements from its 2007 and 2012 spin-off transactions. These are certain guarantees or indemnifications extended among Tyco, Medtronic, TE Connectivity, ADT and Pentair in accordance with the terms of the 2007 and 2012 separation and tax sharing agreements.

During the fourth quarter of fiscal 2014, the Company recorded a discrete tax benefit of $51 million due to change in entity status.

Impacts of Tax Legislation and Change in Statutory Tax Rates

After the fourth quarter of fiscal 2016, on October 13, 2016, the U.S. Treasury and the IRS released final and temporary Section 385 regulations. These regulations address whether certain instruments between related parties are treated as debt or equity. The Company does not expect that the regulations will have a material impact on its consolidated financial statements.

The "look-through rule," under subpart F of the U.S. Internal Revenue Code, expired for the Company on September 30, 2015. The "look-through rule" had provided an exception to the U.S. taxation of certain income generated by foreign subsidiaries. The rule was extended in December 2015 retroactive to the beginning of the Company’s 2016 fiscal year. The retroactive extension was signed into legislation and was made permanent through the Company's 2020 fiscal year.

In the second quarter of fiscal 2015, tax legislation was adopted in Japan which reduced its statutory income tax rate. As a result of the law change, the Company recorded income tax expense of $17 million in the second quarter of fiscal 2015.

As a result of changes to Mexican tax law in the first quarter of fiscal 2014, the Company recorded a benefit to income tax expense of $25 million.

During the fiscal years ended 2016, 2015 and 2014, other tax legislation was adopted in various jurisdictions. These law changes did not have a material impact on the Company's consolidated financial statements.

Continuing Operations

Components of the provision for income taxes on continuing operations were as follows (in millions):

	Year Ended September 30,
	2016	2015	2014
Current
Federal	$169	$(688)	$(90)
State	5	(33)	(2)
Foreign	788	550	397
	962	(171)	305
Deferred
Federal	(321)	410	(137)
State	(15)	(2)	(8)
Foreign	(429)	(166)	(67)
	(765)	242	(212)

Income tax provision	$197	$71	$93

Consolidated U.S. income from continuing operations before income taxes and noncontrolling interests for the fiscal years ended September 30, 2016, 2015 and 2014 was income of $943 million, $418 million and $898 million, respectively. Consolidated foreign income from continuing operations before income taxes and noncontrolling interests for the fiscal years ended September 30, 2016, 2015 and 2014 was income of $119 million, $513 million and $139 million, respectively.

Income taxes paid for continuing and discontinued operations for the fiscal years ended September 30, 2016, 2015 and 2014 were $1,388 million, $1,163 million and $782 million, respectively. At September 30, 2016 and 2015, the Company recorded within the consolidated statements of financial position in other current liabilities approximately $1,505 million and $291 million, respectively, of accrued income tax liabilities for continuing operations.

The Company has not provided U.S. or non-U.S. income taxes on approximately $5.5 billion of outside basis differences of Johnson Controls, Inc. consolidated subsidiaries of the Company. The reduction of the outside basis differences via the sale or liquidation of these consolidated subsidiaries and/or distributions could create taxable income.  The Company has also not provided U.S. or non-U.S. income taxes on additional outside basis differences relating to the Tyco Merger. The Company is currently finalizing the purchase price allocation by legal entity to the assets acquired and liabilities assumed which will be used to calculate the outside basis differences of certain of its consolidated subsidiaries of the Company. This purchase price allocation, by legal entity, will be completed within the measurement period in fiscal 2017. The Company’s intent is to reduce the outside basis differences only when it would be tax efficient. It is not practicable to estimate the amount of unrecognized withholding taxes and deferred tax liability on the outside basis differences.

Deferred taxes were classified in the consolidated statements of financial position as follows (in millions):

	September 30,
	2016	2015
Other noncurrent assets	2,467	1,630
Other noncurrent liabilities	(1,542)	(203)

Net deferred tax asset	$925	$1,427

Temporary differences and carryforwards which gave rise to deferred tax assets and liabilities included (in millions):

	September 30,
	2016	2015
Deferred tax assets
Accrued expenses and reserves	$1,175	$215
Employee and retiree benefits	438	241
Net operating loss and other credit carryforwards	4,483	2,460
Research and development	85	54
Joint ventures and partnerships	49	10
Other	19	12
	6,249	2,992
Valuation allowances	(3,400)	(1,151)
	2,849	1,841
Deferred tax liabilities
Property, plant and equipment	87	125
Intangible assets	1,837	289
	1,924	414

Net deferred tax asset	$925	$1,427

At September 30, 2016, the Company had available net operating loss carryforwards of approximately $14.7 billion, of which $4.4 billion will expire at various dates between 2017 and 2036, and the remainder has an indefinite carryforward period. The Company had available U.S. foreign tax credit carryforwards at September 30, 2016 of $80 million, which will expire at various dates between 2020 and 2024. The valuation allowance, generally, is for loss carryforwards for which realization is uncertain because it is unlikely that the losses will be realized given the lack of sustained profitability and/or limited carryforward periods in certain countries.

As of September 30, 2016, deferred tax assets of approximately $180 million relate to certain operating loss carryforwards resulting from the exercise of employee stock options and restricted stock vestings, the tax benefit of which, when recognized, will be accounted for as a credit to additional paid-in capital rather than a reduction of income tax provision. Such amount has been presented within the tax loss and carryforwards line in the table above.